EXHIBIT 10.12b
                                                                  --------------

                           THIRD AMENDMENT AND WAIVER
                           --------------------------

         THIS THIRD AMENDMENT AND WAIVER to the Credit Agreement referred to below (this "Amendment and Waiver"), is made and entered into as of this 15th day of November, 1999 by the Lenders party to such Credit Agreement and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders and HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose
                              --------------------

         The Lenders have extended certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of May 1, 1998, (as amended by the First Amendment dated as of June 23, 1998 (the "First Amendment") and the Second Amendment, dated as of December 15, 1998 (the "Second Amendment"), and as further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

         Pursuant to Section 9.3 of the Credit Agreement (as amended and set forth in the Second Amendment), the Borrower is required to maintain a minimum EBITDA. The Borrower anticipates that its minimum EBITDA for the period of July 1, 1999 - December 31, 1999 (the "Waiver Calculation Period") will not meet that minimum requirement and the Borrower has requested that the Administrative Agent and the Lenders waive the requirements of Section 9.3 for such period. In addition, the Borrower anticipates that it will also fail to meet the requirements set forth in Sections 9.1 (maximum Leverage Ratio, as amended and set forth in the First Amendment) and 9.5 (minimum Cash Flow Ratio, as amended and set forth in the Second Amendment) for the Waiver Calculation Period.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized undefined terms used in this Waiver and Amendment shall have the meanings assigned thereto in the Credit Agreement.

         2. Amendments to Credit Agreement.

         (a) Section 1.1 of the Credit Agreement shall be amended by deleting the definition of "Aggregate Commitment" in its entirety and inserting the following in lieu thereof:

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the date of the Third Amendment, the Aggregate Commitment shall be One Hundred Fifteen Million Dollars ($115,000,000).

         (b) Section 1.1 of the Credit Agreement shall be amended by inserting the following defined term in the correct alphabetical order:

         "Third Amendment" means the Third Amendment and Waiver dated as of November 15, 1999 by and among, the Borrower, the Lenders and the Administrative Agent.

         3. Waivers and Agreements.

         (a) The Administrative Agent and the Lenders hereby waive the provisions of Sections 9.1, 9.3 and 9.5 and any Default or Event of Default which shall or may have occurred as a result of non-compliance therewith solely for the Waiver Calculation Period; provided, that:

                   (i) Borrower's EBITDA shall not be less than (A) $6,000,000 for the fiscal quarter ending September 30, 1999 and (B) $7,500,000 for the fiscal quarter ending December 31, 1999;

                  (ii) the waivers set forth herein shall terminate and an Event of Default shall be deemed to have occurred and be continuing under the Credit Agreement on the earlier to occur of (i) the date which is no later than five (5) Business Days after the date on which the Agreement and Plan of Merger dated as of October 5, 1999 by and among UICI, UICI Acquisition Co. and the Borrower (the "Merger Agreement") is terminated or (ii) February 10, 2000 if the transactions contemplated by the Merger Agreement shall have failed to be consummated on or prior to such date (the "Waiver Termination Date"); PROVIDED FURTHER, that nothing set forth herein shall be deemed to be a consent to or approval of the Merger, which Merger is prohibited by the terms and conditions set forth in the Credit Agreement;

                  (iii) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not be permitted to make the dividends otherwise permitted pursuant to Section 10.7(d) of the Credit Agreement;

                  (iv) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not be permitted to make the investments otherwise permitted pursuant to
         Section 10.4(g); and

                  (v) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not permit Capital Expenditures to exceed $8,000,000 in the aggregate for any period of four (4) consecutive fiscal quarters ending during such period.

         (b) The Administrative Agent and the Lenders hereby acknowledge and agree that the calculation of Net Income for the purposes of calculating the minimum EBITDA required pursuant to clause (a)(i) above shall be increased by
(i) $5,658,000 in connection with a non-recurring non-cash charge taken during the fiscal quarter ending September 30, 1999 with respect to reserves established for litigation claims in accordance with FASB #5, (ii) $973,000 in connection with a non-recurring cash gain taken during the fiscal quarter ending September 30, 1999 and (iii) approximately $1,000,000 to 2,000,000 in connection with a non-recurring cash and non-cash restructuring charge to be taken during the fiscal quarter ending December 31, 1999.

         (c) The Administrative Agent and the Lenders hereby acknowledge and agree that the Borrower's failure to comply with Sections 9.1, 9.3 and 9.5 as described and as limited in paragraph (a) above does not in and of itself constitute a material adverse change in the properties, businesses, results of operations, or financial or other condition of the Credit Parties taken as a whole.

         (d) The Administrative Agent and the Lenders hereby waive any Default or Event of Default which shall or may have occurred as a result of the non-compliance by the Borrower with Section 10.1(c) of the Credit Agreement solely by reason of the Borrower's December 1998 renewal of the following two Letters of Credit with The Fifth Third Bank of Columbus: (i) Irrevocable Standby Letter of Credit dated April 14, 1995 in the amount of $25,000 for the benefit of the State of South Carolina Budget and (ii) Irrevocable Standby Letter of Credit dated September 9, 1994 in the amount of $490,696.29 for the benefit of the State of South Carolina Budget.

         (e) The parties hereto hereby acknowledge and agree that the "Amendment Period" (as defined and set forth in the Second Amendment) has not yet terminated and, notwithstanding any of the terms and provisions of such definition, shall not terminate at any time prior to the Waiver Termination Date.

         4. Conditions. The effectiveness of this Amendment and Waiver shall be conditioned upon receipt by the Administrative Agent of this Amendment and Waiver executed by Lenders constituting Required Lenders.

         5. Limited Amendment and Waiver. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment and Waiver shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         6. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof, and no Default or Event of Default (other than those specifically and expressly waived hereunder) has occurred and is continuing.

         7. Fees. The Borrower shall pay to each of the Lenders party to this Second Amendment an amendment fee in an amount equal to the product of (i) 0.10% multiplied by (ii) the commitment of such Lender under the Credit Agreement, as reduced pursuant to the Third Amendment.

         8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         9. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. Counterparts. This Amendment and Waiver may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date and year first above written.


                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and Lender


                                    By /s/ Thomas L. Stitchberry
                                       ----------------------------
                                    Name:  Thomas L. Stitchberry
                                           ------------------------
                                    Title: Senior Vice President
                                           ------------------------



                           [Signature Pages Continue]

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                    Lender


                                    By /s/ Philippe Soustra
                                       ---------------------------
                                    Name:  Philippe Soustra
                                           -----------------------
                                    Title: Senior Vice President
                                           -----------------------

                           [Signature Pages Continue]

                                     SUNTRUST BANK, TAMPA BAY, as Lender


                                     By /s/ Ivy L. Bibler
                                        --------------------
                                     Name:  Ivy L. Bibler
                                            ----------------
                                     Title: Director
                                            ----------------

                           [Signature Pages Continue]

                                     FLEET NATIONAL BANK, as Lender


                                     By /s/ Thomas Engels
                                        ----------------------
                                     Name:  Thomas Engels
                                            ------------------
                                     Title: Sr. Vice President
                                            ------------------


                           [Signature Pages Continue]

                                     SOUTHTRUST BANK, NATIONAL
                                     ASSOCIATION, as Lender


                                     By /s/ Timothy F. Smith
                                       ------------------------------
                                     Name:  Timothy F. Smith
                                            -------------------------
                                     Title: Corporate Banking Officer
                                            -------------------------


                           [Signature Pages Continue]

                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK B.A. "RABOBANK
                                     NEDERLAND", NEW YORK BRANCH, as
                                     Lender


                                     By /s/ Michiel V.M. Vander Voort
                                        -------------------------------
                                     Name:  Michiel V.M. Vander Voort
                                            ---------------------------
                                     Title: Vice President
                                            ---------------------------


                           [Signature Pages Continue]

                                     BANK OF AMERICA, N.A., as Lender


                                     By /s/ Sadahri Berry
                                        -----------------------
                                     Name:  Sadahri Berry
                                            -------------------
                                     Title: Vice President
                                            -------------------

                           [Signature Pages Continue]

                                     AMSOUTH BANK, as Lender


                                     By /s/ Liza Lee Hoover
                                        ----------------------------
                                     Name:  Liza Lee Hoover
                                            ------------------------
                                     Title: Assistant Vice President
                                            ------------------------


                           [Signature Pages Continue]

                                     HIBERNIA NATIONAL BANK, as Lender


                                     By /s/ Angela Bentley
                                        -------------------------
                                     Name:  Angela Bentley
                                            ---------------------
                                     Title: Portfolio Manager
                                            ---------------------


                           [Signature Pages Continue]

                                     THE FIFTH THIRD BANK OF COLUMBUS,
                                     as Lender


                                     By _______________________________
                                     Name:_____________________________
                                     Title:____________________________

[CORPORATE SEAL]                            HEALTHPLAN SERVICES
                                            CORPORATION, as Borrower


                                      By /s/ Phillip S. Dingle
                                         ----------------------------------
                                      Name:  Phillip S. Dingle
                                             ------------------------------
                                      Title: Executive Vice President & CFO
                                             ------------------------------

                       NONWAIVER AND STANDSTILL AGREEMENT
                       ----------------------------------


         THIS NONWAIVER AND STANDSTILL AGREEMENT (this "Agreement") is made and entered into as of the 11th day of February, 2000 by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders; and HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose
                              --------------------

         The parties to this Agreement are parties to that certain Third Amendment and Waiver (the "Third Amendment") dated as of November 15, 1999, as well as to that certain Amended and Restated Credit Agreement dated as of May 1, 1998 (as amended by the Third Amendment and certain prior amendments, and as further amended, restated or otherwise modified, the "Credit Agreement"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as such terms are defined in the Third Amendment or the Credit Agreement, as the case may be.

         The Third Amendment recited that the Borrower anticipated that it would fail to meet certain covenants (the "Breached Covenants") specified under Sections 9.1, 9.3 and 9.5 of the Credit Agreement, for the Waiver Calculation Period as defined in the Third Amendment. Such failures have since occurred.

         Among other terms, the Third Amendment included a provisional waiver of any Default or Event of Default occurring by reason of the failure to comply with the Breached Covenants for the Waiver Calculation Period, and further expressly provided that such provisional waiver would terminate on February 10, 2000 if a proposed merger of the Borrower with UICI and UICI Acquisition Co. (collectively, "UICI") and the other transactions contemplated by the Merger Agreement (as defined in the Third Amendment) shall have failed to be consummated on or prior to such date.

         Circumstances have intervened such that the transaction contemplated by the Merger Agreement in effect as of the date of the Third Amendment in fact cannot be consummated prior to February 10, 2000. The Borrower and UICI have engaged in further discussions and negotiations with the view toward certain modifications of the Merger Agreement. Among other terms under consideration between such parties as of the time of this Agreement is a provision proposed by UICI that the merger be conditioned upon agreement by the Lenders that all Obligations under the Credit Agreement be assumed by the entity surviving the consummation of the proposed merger (such entity, the "Surviving Entity"). As of the time of this Agreement, neither the Lenders nor the Administrative Agent, nor any of them, have agreed to any such assumption, or expressed any willingness to negotiate or otherwise consider the terms of any such assumption.

         In light of the impending termination of the waivers as provided under the Third Amendment, the Borrower has nevertheless requested an additional period of time in which to continue negotiations with UICI, and to seek agreement by the Lenders and the Administrative Agent as to disposition of the Obligations, if in fact the proposed merger should occur.

         The Lenders and the Administrative Agent are willing to defer the exercise of remedies for a limited period of time, subject to the express terms and provisions of this Agreement.

                                    Agreement
                                    ---------

         NOW, THEREFORE in consideration of the foregoing and for other and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Acknowledgments by Borrower. To induce the Lenders and the Administrative Agent to execute this Agreement, the Borrower hereby acknowledges, stipulates and agrees as follows:

         (a) Notwithstanding any provisional waiver as otherwise provided in the Third Amendment, failures by the Borrower to comply with the Breached Covenants calculated with respect to the Waiver Calculation Period constitute Defaults and Events of Default that have occurred, remain uncured and are continuing as of the time of this Agreement;

         (b) Neither the Lenders nor the Administrative Agent, nor any of them, nor anyone acting on behalf of any such Person, have any obligation or have otherwise made any commitment or other undertaking or expression of any willingness to agree or otherwise consent (i) to any assumption by the Surviving Entity of any of the Obligations or (ii) to any other term or provision of any proposed merger between the Borrower and UICI, and neither the Borrower nor anyone acting on its behalf is relying on any expression or assumption to the contrary;

         (c) Except for the provisional waiver that is the subject of the Third Amendment (which shall in all events expire as of February 10, 2000), as of the time of this Agreement nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect any rights or remedies the Lenders or the Administrative Agent, or any of them, have or may have arising as the result of Events of Default that have occurred under the Credit Agreement, the remaining Loan Documents or applicable law; and

         (d) Except as expressly modified by this Agreement, all terms and provisions of the Credit Agreement and the remaining Loan Documents, including without limitation the provisions of Sections 11.3 and 13.12 of the Credit Agreement, remain in full force and effect according to their respective terms.

         2. Limited Deferral. The Lenders and the Administrative Agent respectively agree to defer (a) the exercise of any rights or remedies arising by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period and (b) the enforcement of the conditions to borrowing set forth in Section 5.3 (solely with respect to the enforcement of such conditions to prohibit borrowings by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period), in each case, until the earliest of (i) March 24, 2000;
(ii) the date that is thirty (30) days following the date of execution of the amended Merger Agreement by or on behalf of the Borrower and UICI; (iii) the occurrence of any Event of Default other than Events of Default occurring as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period; and (iv) breach of any of the further conditions or agreements, as provided in the following paragraph 3(a) - (i) of this Agreement, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement. Notwithstanding the foregoing, nothing herein shall prevent, or be construed to prevent, the Administrative Agent and the Lenders from enforcing the conditions to borrowing set forth in Section 5.3 to prohibit borrowings by reason of any Default or Event of Default other than by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period.

         3. Further Conditions and Agreements.
            ----------------------------------
         (a) The failure of the Borrower and its Subsidiaries to generate EBITDA of at least $7,500,000 for the fiscal quarter ending December 31, 1999 shall be an immediate Default and Event of Default under the Credit Agreement. The Administrative Agent and the Lenders hereby acknowledge and agree that the calculation of Net Income for the purposes of calculating the minimum EBITDA required pursuant to this paragraph 3(a) shall be increased in an aggregate amount not to exceed $3,000,000 (which such amount shall include the $1,000,000 amount allowed in any fiscal quarter without the consent of Required Lenders per the definition of "Net Income") in connection with a non-recurring cash and non-cash restructuring charge to be taken during the fiscal quarter ending December 31, 1999.

         (b) The Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower shall not be permitted to (i) make the dividends otherwise permitted pursuant to Section 10.7(d) of the Credit Agreement or (ii) make any Stock Repurchase (as defined in the Second Amendment and Waiver the to the Credit Agreement dated as of December 15, 1998) otherwise permitted pursuant to Section 10.7(c) of the Credit Agreement.

         (c) The Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower and its Subsidiaries shall not be permitted to make any new investments which would otherwise be permitted pursuant to Section 10.4(g) of the Credit Agreement. Nothing herein shall restrict the ability of the Borrower and its Subsidiaries to carry investments existing on the date hereof.

         (d) Other than borrowings under the Swingline Credit Agreement, the Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower and its Subsidiaries shall not be permitted to incur any new Debt otherwise permitted to be incurred pursuant to Section 10.1 of the Credit Agreement; provided that the Borrower and its Subsidiaries may (i) continue to carry Debt existing as of the date hereof; (ii) renew and replace existing Hedging Agreements in a manner consistent with Section 10.1(d); (iii) renew (but not increase) Letters of Credit existing on the date hereof; and (iv) subject to paragraph 2 above, continue to borrow and repay existing obligations under the Credit Agreement.

         (e) The Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower and its Subsidiaries shall not be permitted to incur any new Guaranty Obligations otherwise permitted to be incurred pursuant to Section 10.2(c) - (d) of the Credit Agreement. Nothing herein shall prohibit the renewal (but not the increase) of Guaranty Obligations existing on the date hereof.

         (f) The Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower and its Subsidiaries shall not be permitted to incur any new Liens otherwise permitted to be incurred pursuant to Section 10.3(e) of the Credit Agreement.

         (g) The Borrower agrees that during the period from and after the date hereof until otherwise consented to by the Required Lenders in writing, the Borrower and its Subsidiaries shall not permit Capital Expenditures to exceed $8,000,000 in the aggregate for any period of four (4) consecutive fiscal quarters ending during such period.

         (h) The Borrower hereby agrees that the Aggregate Commitment of the Lenders under the Credit Agreement shall be automatically and permanently reduced by an amount equal to one hundred percent (100%) of the gross cash proceeds, net of all reasonable costs of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries, from the sale or other disposition of assets by the

Borrower or any of its Subsidiaries after the date hereof. Such reduction shall be made immediately upon receipt of such net cash proceeds. The Borrower agrees that this provision shall not be deemed to permit the sale of assets not otherwise permitted pursuant to the Credit Agreement.

         (i) As soon as practicable, and in any event no later than February 18, 2000, the Borrower shall cause to be executed and delivered to the Administrative Agent (i) a supplement to the Pledge Agreement pledging 100% of the capital stock of HealthAxis.com owned by the Borrower in form and content satisfactory to the Administrative Agent and (ii) such other documents reasonably requested by the Administrative Agent, in order that the capital stock of such Subsidiary shall become Collateral for the Obligations.

         (j) The parties hereto hereby agree that the Credit Agreement shall be amended by deleting the proviso contained in Section 4.1(c) of the Credit Agreement (as amended by the Second Amendment to the Credit Agreement dated as of December 15, 1998, such amendment, the "Second Amendment") in its entirety and inserting the following text in lieu thereof:

              "; PROVIDED, that notwithstanding the foregoing, the Applicable Margin with respect to Base Rate Loans shall be 1.50% and the Applicable Margin with respect to LIBOR Rate Loans shall be 2.50%."


         4. Conditions. The effectiveness of this Agreement shall be conditioned upon receipt by the Administrative Agent of (a) this Agreement executed by the Borrower and the Lenders constituting Required Lenders and (b) payment by the Borrower to the Administrative Agent, for the benefit of itself and the Lenders, of the fees and expenses set forth in paragraph 7 of this Agreement.

         5. Limited Amendment and Waiver. Except as expressly provided in this Agreement, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

         6. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof, and no Default or Event of Default (other than Events of Default occurring by reason of failure to comply with the Breached Covenants calculated as of the Waiver Calculation Period) has occurred and is continuing.

         7. Fees and Expenses. The Borrower shall pay to each of the Lenders party to this Agreement a consent fee in an amount equal to the product of (i) 0.20% MULTIPLIED BY (ii) the Commitment of such Lender under the Credit Agreement. Additionally, the Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                            [SIGNATURES PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                      FIRST UNION NATIONAL BANK, as
                                      Administrative Agent and Lender


                                      By /s/ Thomas L. Stitchberry
                                         -------------------------------
                                      Name:  Thomas L. Stitchberry
                                             ---------------------------
                                      Title: Senior Vice President
                                             ---------------------------
                           [Signature Pages Continue]

                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      Lender


                                      By /s/ Robert Ivosevich
                                         ----------------------------
                                      Name:   Robert Ivosevich
                                             -------------------------
                                      Title: Senior Vice President
                                             -------------------------

                           [Signature Pages Continue]

                                      SUNTRUST BANK, TAMPA BAY, as Lender


                                      By /s/ Ivy L. Bibler
                                         -------------------------
                                      Name:  Ivy L. Bibler
                                             ---------------------
                                      Title: Director
                                             ---------------------

                           [Signature Pages Continue]

                                      FLEET NATIONAL BANK, as Lender


                                      By /s/ Thomas Engels
                                         ---------------------------
                                      Name:  Thomas Engels
                                             -----------------------
                                      Title: Senior Vice President
                                             -----------------------


                           [Signature Pages Continue]

                                      SOUTHTRUST BANK, NATIONAL
                                      ASSOCIATION, as Lender


                                      By /s/ Timothy F. Smith
                                         -----------------------------
                                      Name:  Timothy F. Smith
                                             -------------------------
                                      Title: Corporate Banking Officer
                                             -------------------------


                           [Signature Pages Continue]

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK B.A. "RABOBANK
                                      NEDERLAND", NEW YORK BRANCH, as
                                      Lender


                                      By /s/ Hans F. Breukhoven
                                         ----------------------------
                                      Name:  Hans F. Breukhoven
                                             ------------------------
                                      Title: Vice President
                                             ------------------------


                           [Signature Pages Continue]

                                      BANK OF AMERICA, N.A., as Lender


                                      By /s/ Sadahri Berry
                                         -------------------------
                                      Name:  Sadahri Berry
                                             ---------------------
                                      Title: Vice President
                                             ---------------------

                           [Signature Pages Continue]

                                      AMSOUTH BANK, as Lender


                                      By /s/ Liza L. Hoover
                                         ----------------------------
                                      Name:  Liza L. Hoover
                                             ------------------------
                                      Title: Assistant Vice President
                                             ------------------------


                           [Signature Pages Continue]

                                      HIBERNIA NATIONAL BANK, as Lender


                                      By /s/ Angela Bentley
                                         --------------------------
                                      Name:  Angela Bentley
                                             ----------------------
                                      Title: Portfolio Manager
                                             ----------------------


                           [Signature Pages Continue]

                                      THE FIFTH THIRD BANK OF COLUMBUS,
                                      as Lender


                                      By ________________________________
                                      Name:______________________________
                                      Title:_____________________________

[CORPORATE SEAL]                            HEALTHPLAN SERVICES
                                            CORPORATION, as Borrower


                                      By /s/ Phillip S. Dingle
                                         -------------------------------------
                                      Name:  Phillip S. Dingle
                                             ---------------------------------
                                      Title: Executive Vice President & CFO
                                             ---------------------------------

                       NONWAIVER AND STANDSTILL AGREEMENT
                       ----------------------------------

         THIS NONWAIVER AND STANDSTILL AGREEMENT (this "Agreement") is made and entered into as of the 11th day of February, 2000 by FIRST UNION NATIONAL BANK, as swingline lender (the "Swingline Lender") under the Swingline Credit Agreement referred to below; and HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware ("HPS").

                              Statement of Purpose
                              --------------------

         The parties to this Agreement are parties to that certain Swingline Credit Agreement dated as of May 1, 1998 (as amended, restated or otherwise modified, the "Swingline Credit Agreement"). The parties to this Agreement, as well as the Lenders referred to below, are also parties to that certain Third Amendment and Waiver (the "Third Amendment") dated as of November 15, 1999, as well as to that certain Amended and Restated Credit Agreement dated as of May 1, 1998 (as amended by the Third Amendment and certain prior amendments, and as further amended, restated or otherwise modified, the "Syndicated Credit Agreement") by and among HPS, the lenders party thereto (the "Lenders") and First Union National Bank, as administrative agent (the "Administrative Agent") for the Lenders. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as such terms are defined in the Swingline Credit Agreement, the Third Amendment or the Syndicated Credit Agreement, as the case may be.

         Pursuant to Section 6.1(i) of the Swingline Credit Agreement, any Event of Default (as defined in the Syndicated Credit Agreement) under the Syndicated Credit Agreement constitutes an Event of Default (as defined in the Swingline Credit Agreement) under the Swingline Credit Agreement. Additionally, any termination of the Syndicated Credit Agreement will result in the termination of the Swingline Credit Agreement pursuant to Section 6.1(i) of the Swingline Credit Agreement. Furthermore, pursuant to Section 5.2 of the Swingline Credit Agreement, HPS is obligated to comply with the financial and other covenants set forth in the Articles VIII, IX and X of the Syndicated Credit Agreement.

         The Third Amendment recited that HPS anticipated that it would fail to meet certain covenants (the "Breached Covenants") specified under Sections 9.1,
9.3 and 9.5 of Article IX of the Syndicated Credit Agreement, for the Waiver Calculation Period as defined in the Third Amendment. Such failures have since occurred.

         Among other terms, the Third Amendment included a provisional waiver of any Default or Event of Default occurring by reason of the failure to comply with the Breached Covenants for the Waiver Calculation Period, and further expressly provided that such provisional waiver would terminate on February 10, 2000 if a proposed merger of HPS with UICI and UICI Acquisition Co. (collectively, "UICI") and the other transactions contemplated by the Merger Agreement (as defined in the Third Amendment) shall have failed to be consummated on or prior to such date.

         Circumstances have intervened such that the transaction contemplated by the Merger Agreement in effect as of the date of the Third Amendment in fact cannot be consummated prior to February 10, 2000. HPS and UICI have engaged in further discussions and negotiations with the view toward certain modifications of the Merger Agreement. Among other terms under consideration between such parties as of the time of this Agreement is a provision proposed by UICI that the merger be conditioned upon agreement by the Lenders that all Obligations under the Syndicated Credit Agreement be assumed by the entity surviving the consummation of the proposed merger (such entity, the "Surviving Entity"). As of the time of this Agreement, neither the Lenders nor the Administrative Agent, nor any of them, have agreed to any such assumption, or expressed any willingness to negotiate or otherwise consider the terms of any such assumption.

         As of the time of this Agreement, neither HPS nor UICI have requested that the Surviving Entity be permitted to assume the obligations of HPS under the Swingline Credit Agreement.

         In light of the impending termination of the waivers as provided under the Third Amendment, HPS has nevertheless requested an additional period of time in which to continue negotiations with UICI, and to seek agreement by the Swingline Lender as to disposition of the Obligations (as defined in the Swingline Credit Agreement), if in fact the proposed merger should occur.

         The Swingline Lender is willing to defer the exercise of remedies for a limited period of time, subject to the express terms and provisions of this Agreement.

                                    Agreement
                                    ---------

         NOW, THEREFORE in consideration of the foregoing and for other and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Acknowledgments by HPS. To induce the Swingline Lender to execute this Agreement, HPS hereby acknowledges, stipulates and agrees as follows:

         (a) Notwithstanding any provisional waiver as otherwise provided in the Third Amendment, failures by HPS to comply with the Breached Covenants calculated with respect to the Waiver Calculation Period constitute Defaults and Events of Default under the Swingline Credit Agreement that have occurred, remain uncured and are continuing as of the time of this Agreement;

         (b) Neither the Swingline Lender, nor anyone acting on behalf thereof, has any obligation or has otherwise made any commitment or other undertaking or expression of any willingness to agree or otherwise consent (i) to any assumption by the Surviving Entity of any of the Obligations under the Swingline Credit Agreement or (ii) to any other term or provision of any proposed merger between HPS and UICI, and neither HPS nor anyone acting on its behalf is relying on any expression or assumption to the contrary;

         (c) As of the time of this Agreement nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect any rights or remedies the Swingline Lender, have or may have arising as the result of Events of Default that have occurred under the Swingline Credit Agreement, the related loan documents or applicable law; and

         (d) Except as expressly modified by this Agreement, all terms and provisions of the Swingline Credit Agreement and the related loan documents, including without limitation the provisions of Sections 7.2 and 7.15 of the Swingline Credit Agreement, remain in full force and effect according to their respective terms.

         2. Limited Deferral. The Swingline Lender agrees to defer (a) the exercise of any rights or remedies arising by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period and (b) the enforcement of the conditions to borrowing set forth in Section 4.3 (solely with respect to the enforcement of such conditions to prohibit borrowings by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period), in each case, until the earliest of (i) March 24, 2000; (ii) the date that is thirty (30) days following the date of execution of the amended Merger Agreement by or on behalf of HPS and UICI; (iii) the occurrence of any Event of Default (including, without limitation any Event of Default arising pursuant to Section 6.1(i) of the Swingline Credit Agreement) other than Events of Default occurring as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period and (iv) any breach of any of the further conditions and agreements set forth in paragraph 3(a) - (i) of the Non-Waiver and Standstill Agreement of even date executed by the Administrative Agent, the Lenders and HPS with respect to the Syndicated Credit Agreement, it being expressly agreed that any breach of such further conditions and agreements shall constitute an immediate Event of Default under the Swingline Credit Agreement. Notwithstanding the foregoing, nothing herein shall prevent, or be construed to prevent, the Swingline Lender from enforcing the conditions to borrowing set forth in Section 4.3 to prohibit borrowings by reason of any Default or Event of Default other than by reason of Events of Default that have occurred as a result of failure to comply with the Breached Covenants, calculated for the Waiver Calculation Period.

         3. Swingline Credit Agreement Termination Date. The parties hereto hereby agree that Section 1.1 of the Swingline Credit Agreement shall hereby be amended by deleting the defined term "Termination Date" and substituting the following text in lieu thereof:

         "'Termination Date' shall mean April 30, 2000."

         4. Conditions. The effectiveness of this Agreement shall be conditioned upon receipt by the Swingline Lender of (a) this Agreement executed by HPS and the Swingline Lender and (b) payment by HPS to the Swingline Lender of the expenses set forth in paragraph 7 of this Agreement.

         5. Limited Amendment and Waiver. Except as expressly provided in this Agreement, the Swingline Credit Agreement and each other related loan document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Swingline Credit Agreement or any other related loan document; (b) to prejudice any other right or rights that the Swingline Lender may now have or may have in the future under or in connection with the Swingline Credit Agreement or the other related loan documents, as such documents may be amended, restated or otherwise modified from time to time; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with HPS or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Swingline Credit Agreement or the other related loan documents or any rights or remedies arising in favor of the Swingline Lender under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among HPS, on the one hand, and the Swingline Lender, on the other hand.

         6. Representations and Warranties. By its execution hereof, HPS hereby certifies on behalf of itself and its Subsidiaries that each of the representations and warranties set forth in the Swingline Credit Agreement and the other related loan documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof, and no Default or Event of Default (other than Events of Default occurring by reason of failure to comply with the Breached Covenants calculated as of the Waiver Calculation Period) has occurred and is continuing.

         7. Fees and Expenses. HPS shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                            [SIGNATURES PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                    FIRST UNION NATIONAL BANK, as Swingline
                                    Lender


                                    By /s/ Thomas L. Stitchberry
                                       -------------------------------------
                                    Name:  Thomas L. Stitchberry
                                           ---------------------------------
                                    Title: Senior Vice President
                                           ---------------------------------

                           [Signature Pages Continue]

 [CORPORATE SEAL]                  HEALTHPLAN SERVICES CORPORATION, as
                                   Borrower under the Swingline Credit Agreement


                                   By /s/ Phillip S. Dingle
                                      -------------------------------------
                                   Name:  Phillip S. Dingle
                                          ---------------------------------
                                   Title: Executive Vice President & CFO
                                          ---------------------------------

                               WAIVER AND CONSENT
                               ------------------

         THIS WAIVER AND CONSENT to the Credit Agreement identified below (this "Agreement"), is made and entered into as of this 1st day of March, 2000 by the Lenders party to such Credit Agreement and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders and HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose
                              --------------------

         The Lenders have extended certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of May 1, 1998 (as previously amended, and as further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

         Pursuant to the terms and conditions of the Credit Agreement, the Borrower is required to deliver to the Administrative Agent, for the ratable benefit of itself and the Lenders, certain additional Collateral, Guaranty Agreements and related documents identified on SCHEDULE I hereto (collectively, the "Supplemental Collateral"). Because the Borrower delivered the Supplemental Collateral after the dates specified in the Credit Agreement for the delivery thereof, the Borrower has requested that the Lenders waive any Default or Event of Default caused by the failure to deliver the Supplemental Collateral in a timely fashion.

         Additionally, the Borrower has requested that the Lenders consent to the sale of one hundred percent (100%) of the capital stock of Caredata.com (such sale of stock, the "Caredata.com Sale") owned by the Borrower or any Subsidiary thereof.

         The Administrative Agent and the Lenders have agreed to the requested waiver and consent, subject to the terms and conditions of this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized undefined terms used in this Agreement shall have the meanings assigned thereto in the Credit Agreement.

         2. Waiver. The Administrative Agent and the Lenders hereby waive any Default or Event of Default caused by the failure of the Borrower and its Subsidiaries to deliver the Supplemental Collateral on or prior to the dates specified in the Credit Agreement for the delivery thereof.

         3. Consent. The Administrative Agent and the Lenders hereby consent to the Caredata.com Sale; PROVIDED that the proceeds of such sale shall be applied as required by paragraph 3(h) of the Standstill Agreement (as defined below) with the effect that the Aggregate Commitment of the Lenders under the Credit Agreement shall be automatically and permanently reduced by an amount equal to one hundred percent (100%) of the gross cash proceeds, net of all reasonable costs of sale and taxes paid or payable as a result of thereof by the Borrower and its Subsidiaries, from the Caredate.com Sale. Such reduction shall be made immediately upon receipt of such net cash proceeds.

         4. Confirmation. The Administrative Agent and the Lenders hereby confirm that after giving effect to the waiver contained in paragraph 2 hereof, the Non-Waiver and Standstill Agreement (the "Standstill Agreement") dated as of February 11, 2000 executed in connection with the Credit Agreement shall continue in effect pursuant to the terms thereof, with the effect, INTER ALIA that if any Event of Default other than Events of Default that are the subject of the Standstill Agreement or this Agreement should occur or be discovered, the limited deferral described in paragraph 2 of the Standstill Agreement shall be subject to immediate termination as provided in the Standstill Agreement.

         5. Conditions. The effectiveness of this Agreement shall be conditioned upon receipt by the Administrative Agent of this Agreement executed by Lenders constituting Required Lenders.

         6. Limited Waiver and Consent. Except as expressly provided in this Agreement, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

         7. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof, and no Default or Event of Default has occurred and is continuing.

         8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                     FIRST UNION NATIONAL BANK, as
                                     Administrative Agent and Lender


                                     By /s/ Matthew Berk
                                        -------------------------
                                     Name:  Matthew Berk
                                            ---------------------
                                     Title: Director
                                            ---------------------



                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                     CREDIT LYONNAIS ATLANTA AGENCY, as
                                     Lender


                                     By /s/ Robert Ivosevich
                                        ------------------------------
                                     Name:  Robert Ivosevich
                                            --------------------------
                                     Title: Senior Vice President
                                            --------------------------

                           [Signature Pages Continue]

[WAIVER AND CONSENT]

                                     SUNTRUST BANK, TAMPA BAY, as Lender


                                     By /s/ Ivy L. Bibler
                                        ------------------------
                                     Name:  Ivy L. Bibler
                                            --------------------
                                     Title: Director
                                            --------------------

                           [Signature Pages Continue]

[WAIVER AND CONSENT]

                                     FLEET NATIONAL BANK, as Lender


                                     By /s/ Thomas Engels
                                        ---------------------------
                                     Name:  Thomas Engels
                                            -----------------------
                                     Title: Senior Vice President
                                            -----------------------


                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                      SOUTHTRUST BANK, NATIONAL
                                      ASSOCIATION, as Lender


                                      By /s/ Timothy F. Smith
                                         -------------------------------
                                      Name:  Timothy F. Smith
                                             ---------------------------
                                      Title: Corporate Banking Officer
                                             ---------------------------


                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK B.A. "RABOBANK
                                      NEDERLAND", NEW YORK BRANCH, as
                                      Lender


                                      By ___________________________________
                                      Name:_________________________________
                                      Title:________________________________



                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                       BANK OF AMERICA, N.A., as Lender


                                       By /s/ Sadhari Berry
                                          ------------------------------
                                       Name:  Sadhari Berry
                                              --------------------------
                                       Title: Vice President
                                              --------------------------

                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                      AMSOUTH BANK, as Lender


                                      By /s/ Liza L. Hoover
                                         ---------------------------------
                                      Name:  Liza L. Hoover
                                             -----------------------------
                                      Title: Assistant Vice President
                                             -----------------------------


                           [Signature Pages Continue]


[WAIVER AND CONSENT]

                                      HIBERNIA NATIONAL BANK, as Lender


                                      By /s/ Angela Bentley
                                         ------------------------------
                                      Name:  Angela Bentley
                                             --------------------------
                                      Title: Portfolio Manager
                                             --------------------------


                           [Signature Pages Continue]

[WAIVER AND CONSENT]

                                     THE FIFTH THIRD BANK OF COLUMBUS,
                                     as Lender


                                     By /s/ Mark Ransom
                                        -----------------------------
                                     Name:  Mark Ransom
                                            -------------------------
                                     Title: Vice President
                                            -------------------------
[WAIVER AND CONSENT]

[CORPORATE SEAL]                     HEALTHPLAN SERVICES CORPORATION, as
                                     Borrower


                                     By /s/ Phillip S. Dingle
                                        ----------------------------------
                                     Name:  Phillip S. Dingle
                                            ------------------------------
                                     Title: Executive Vice President & CFO
                                            ------------------------------



[WAIVER AND CONSENT]

                                   SCHEDULE I
                                   ----------

1)   Supplement to Pledge Agreement, pledging the stock of HealthAxis.com, Inc.

2) Certificate No. C-12 for 950,365 Shares of the Common Stock of HealthAxis.com, Inc., Stock Power (executed in blank), and Acknowledgement and Consent

3) Confirmation and Supplement to Pledge Agreement, pledging the stock of Group Benefit Administrators Insurance Agency, Inc.

4) Certificate No. 47 for 100,000 shares of the Common Stock of Group Benefit Administrators Insurance Agency, Inc. and Stock Power (executed in blank)

5) Confirmation and Supplement to Pledge Agreement, pledging ownership interests in CENTRA HealthPlan LLC and the capital stock of Montgomery Management Corporation

6) Certificate No. 5 for 49.9% Interest in CENTRA HealthPlan LLC and Warranty Assignment of LLC Interest (executed in blank)

7) Certificate Nos. C-2, C-4, and C-6 for 12,740, 8,060, and 5,200 Shares, respectively, of the Common Stock of Montgomery Management Corporation, and Stock Power (executed in blank)

8) Amended and Restated Subsidiary Guaranty Agreement executed by Montgomery Management Corporation (including a delivery affidavit)

9) Confirmation and Supplement to Pledge Agreement, pledging the stock of Southern Nevada Administrators, Inc.

10) Certificate No. 1 for 100 Shares of the Common Stock of Southern Nevada Administrators, Inc. and Stock Power (executed in blank)

11) Amended and Restated Subsidiary Guaranty Agreement (including a delivery affidavit)

12) UCC-1 financing statements and UCC-3 financing statement amendments requested by the Administrative Agent

13)  Legal Opinion